UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     December 9, 2008
NAVISITE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27597 (Commission File No.)	52-2137343 (IRS Employer Identification No.)

400 Minuteman Road Andover, Massachusetts (Address of principal executive offices)	01810 (Zip Code)
(978) 682-8300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
Ex-10.1 Amendment No.1 to Seperation Agreement (Arthur Becker)
Ex-10.2 Amendment No.1 to Seperation Agreement (James W. Pluntze)
Ex-10.3 Amendment No.1 to Seperation Agreement (Mark Clayman)
Ex-99.1 Press Release, dated December 9, 2008

Item 2.02 Results of Operations and Financial Condition.
On December 9, 2008, NaviSite, Inc. (the “Registrant”) reported its results of operations for its fiscal first quarter ended October 31, 2008. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 4, 2008, the Registrant entered into an Amendment No. 1 to Separation Agreement with each of Arthur Becker and James W. Pluntze. On December 7, 2008, the Registrant entered into Amendment No. 1 to Separation Agreement (together, with the amendments entered into with Mr. Becker and Mr. Pluntze, the “Amendments”) with Mark Clayman (together with Mr. Becker and Mr. Pluntze, the “executive officers” and each an “executive officer”). The amendment entered into with Mr. Becker amends the Separation Agreement between Mr. Becker and the Registrant dated April 3, 2006; the amendment entered into with Mr. Pluntze amends the Separation Agreement between Mr. Pluntze and the Registrant dated July 31, 2007; and the amendment entered into with Mr. Clayman amends the Separation Agreement between Mr. Clayman and the Registrant dated April 3, 2006. The Amendments amend the original agreements to bring the original agreements into compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Any payments to the executive officers pursuant to Section 3 of the respective original agreements shall be bifurcated into two portions, consisting of the portion, if any, that includes the maximum amount of the payments that do not constitute “nonqualified deferred compensation” within the meaning of 409A of the Code and the portion, if any, that includes the excess of the total payments that do constitute nonqualified deferred compensation. In certain situations, the commencement of the payment of the portion that constitutes nonqualified deferred compensation will be delayed to the date that is six months and one day after the executive officer’s termination of employment. The foregoing description is subject to, and qualified in its entirety by, the Amendments filed as exhibits hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The exhibits listed in the Exhibit Index below are furnished or filed, as applicable, with this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NaviSite, Inc.
Date: December 9, 2008
	By:	/s/ James W. Pluntze
James W. Pluntze
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Separation Agreement, dated December 4, 2008, by and between the Registrant and Arthur Becker.

10.2	Amendment No. 1 to Separation Agreement, dated December 4, 2008, by and between the Registrant and James W. Pluntze.

10.3	Amendment No. 1 to Separation Agreement, dated December 7, 2008, by and between the Registrant and Mark Clayman.

99.1	Press Release of the Registrant, dated December 9, 2008.